                                 Exhibit 23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
Prism Financial Corporation

As independent public accountants, we hereby consent to the incorporation of our report dated March 27, 1998, appearing in item 14 of Prism Financial Corporation's Annual Report on Form 10-K, into its previously filed Registration Statement on Form S-8 (No. 333-81889).

                                        /s/ McGladrey & Pullen, LLP


Schaumburg, Illinois
March 29, 2000